Exhibit 10.8

Amendment to Voting Agreement

This Amendment to Voting Agreement (this “Amendment”) is made and entered into by the following parties in Changsha on November 11, 2018:

Party A: Hunan Ruixi Financial Leasing Co., Ltd.

Uniform Social Credit Code: 91430100MA4PDEM573

Party B: Xiaoliang Chen

ID card No.: 330727198705232217

Party C: Xi Yang

ID card No.: 522426198609164722

Party D: Yiqiang He

ID card No.: 510682198606094755

Party E: Xiaohui Luo

ID card No.: 510902198602214670

(They are collectively referred to as “the parties”.)

Whereas:

The parties entered into a Voting Agreement (the “Original Agreement”) on August 26, 2018. The parties hereby, upon consultation and consensus, agree to amend the Original Agreement as follows:

Article 4 of the Original Agreement “Term of acting in concert is from August 26, 2018 to August 26, 2020” is amended to:

“Term of acting in concert is from August 26, 2018 to August 25, 2038.”

The other provisions of the Original Agreement shall remain unchanged. This Amendment is an integral part of the Original Agreement and has the same legal effect as the Original Agreement. In case of any conflict, this Amendment shall prevail.

[End of text]

[The following is the signature page without text for the Amendment to Voting Agreement.]

Signed by:

Party A: /s/ Xianglong Li (Corporate Seal Affixed Herein)

Party B: /s/ Xiaoliang Chen

Party C: /s/ Xi Yang

Party D: /s/ Yiqiang He

Party E: /s/ Xiaohui Luo

Signed on: November 11, 2018

Signed in: